                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                 _____________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported):  May 23, 2001
                                                           ---------------


                          CLOSURE MEDICAL CORPORATION
                   ----------------------------------------
                (Exact Name of Registrant Specified in Charter)


           Delaware                  0-28748               56-1959623
       ---------------               -------               ----------
       (State or Other          (Commission File         (I.R.S. Employer
       Jurisdiction of               Number)            Identification No.)
       Incorporation)


       5250 Greens Dairy Road
       Raleigh, North Carolina                             27616
----------------------------------------               --------------
(Address of Principal Executive Offices)                 (Zip Code)



      Registrant's telephone number, including area code:   (919) 876-7800
                                                            --------------



        _______________________________________________________________
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events

          On May 23, 2001, the Company entered into a Licensing, Distribution and Supply Agreement between the Company and Johnson & Johnson Consumer Companies, Inc. The agreement is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Item 7.        Financial Statements, Pro Forma Financial Information and
               Exhibits.

          (c)  Exhibits.

          10.1 Licensing, Distribution and Supply Agreement dated as of May 23, 2001 between Closure Medical Corporation and Johnson & Johnson Consumer Companies, Inc.

                                   SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CLOSURE MEDICAL CORPORATION
                                            (Registrant)


                                    By     /s/ Robert V. Toni
                                       ---------------------------------------
                                       Robert V. Toni
                                       President and Chief Executive Officer


Dated: June 21, 2001

                                 Exhibit Index
                                 -------------


     Exhibit
     -------

     10.1 Licensing, Distribution and Supply Agreement dated as of May 23, 2001 between Closure Medical Corporation and Johnson & Johnson Consumer Companies, Inc.